Q4 and Full Year 2018 Financial Results March 26, 2019 Exhibit 99.3

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Company Overview Therapeutic Focus Clinical-stage biopharma company focused on the development and commercialization of novel therapies to treat orphan diseases, with an initial focus on cardiopulmonary indications Product Candidates PB2452 – Novel agent for immediate and sustained reversal of ticagrelor, the preferred antiplatelet therapy of the American College of Cardiology, the American Heart Association and European Society of Cardiology PB1046 – Once-weekly novel treatment for pulmonary arterial hypertension (PAH), based on elastin-like polypeptide (ELP) technology, that is vasodilatory, potentially disease-modifying and complementary to current standard-of-care therapies Platform Technology ELP Technology Extends circulating half-life of proteins and peptides and provides a sustained-release mechanism Enhances solubility, stability and bioavailability, provides extended drug exposure Creates product candidates that are straightforward to manufacture and administer Milestones & Catalysts 2019 PB2452 March 17, 2019 Late-breaking oral presentation of full Phase 1 results at 68th Annual American College of Cardiology Scientific Sessions / Simultaneous publication in New England Journal of Medicine PB2452 1H 2019 Initiate Phase 2a trial in healthy older adults PB2452 1H 2019 Report results from Phase 2a trial in healthy older adults PB2452 2H 2019 Initiate large Phase 2b trial in healthy older adults to support BLA safety database 2020 PB1046 1H 2020 Phase 2b data PB2452 2020 Initiate Phase 3 study based on plan to pursue accelerated approval pathway

Program Indication/Therapeutic Area Pre-Clinical Phase 1 Phase 2 Phase 3 WW Commercial Rights Milestones PB2452 Reversal of Ticagrelor Antiplatelet Activity 1H 2019: Initiate Phase 2a Report Phase 2a results 2H 2019: Initiate Phase 2b 2020: Initiate Phase 3 based on plan to pursue accelerated regulatory pathway PB1046 Pulmonary Arterial Hypertension (PAH) 2020: Phase 2b results GLP2-ELP Short Bowel Syndrome CNP-ELP Achondroplasia Early Programs A Clinical Stage, Orphan Disease-Focused Biopharmaceutical Company Phase 2 ongoing Late research PROPRIETARY LONG ACTING INJECTABLE RECOMBINANT BIOPOLYMERS (Elastin-like Polypeptides – ELPs) ELP TECHNOLOGY PLATFORM DRIVES INTERNAL DISCOVERY IND-enabling activities Phase 2 ongoing

Corporate

Recent Corporate Highlights Reported PB2452 Phase 1 results Presented as a late breaking oral presentation at the American College of Cardiology Scientific Sessions on March 17, 2019 Simultaneously published in the New England Journal of Medicine Secured up to $15 million term loan facility from Silicon Valley Bank Funds to repay existing $7.5M term loan in full and support advancement of PB2452: March 2019 Appointed new members to board of directors Richard A. van den Broek: March 2019 Edmund P. Harrigan, M.D.: December 2018 Caroline M. Loewy: July 2018 Nancy Hutson, Ph.D.: March 2018 Linda Tufts: March 2018 Dosed first patient in PB1046 Phase 2b trial for the treatment of pulmonary arterial hypertension (PAH) Dosed first patient in a multi-center, randomized, double-blind, parallel-group Phase 2b trial: November 2018 Completed initial public offering (IPO) and Series D Financing Received $43.0 million in net proceeds from an IPO, after deducting underwriting discounts, commissions and offering expenses: October 2018 Received $17.7 million in net proceeds from a Series D financing: August 2018 Awarded National Institutes of Health (NIH) Small Business Innovation Research (SBIR) Grant Received $2.8 million Fast Track SBIR grant from the NIH to support the clinical development of PB1046: February 2018

Full-Year 2018 Financial Highlights Operating expense: $20.3M R&D: $15.5M SG&A: $4.9M Loss from Operations: ($19.6M) Net Loss of ($23.8M) or ($4.49) per share 5.3M shares used for computing FY 2018 net loss per share Cash and cash equivalents as of 12/31/2018: $61.0M Shares outstanding as of 03/15/2019: 24,498,425 All values in USD millions except share counts and net loss per share Numbers may not sum to totals due to rounding

PB2452 – Reversal Agent for Ticagrelor

PB2452 - Novel reversal agent for Brilinta (ticagrelor) Human monoclonal antibody fragment (Fab), delivered intravenously in the hospital Phase 1 Proof of Concept Study completed Selected for late-breaking oral presentation at 68th Annual American College of Cardiology Scientific Sessions (March 17, 2019) Simultaneously published in the New England Journal of Medicine Immediate and sustained reversal of ticagrelor anti-platelet effects P2Y12 receptor antagonist with demonstrated superior efficacy to clopidogrel Reversal agent availability would differentiate ticagrelor on safety vs. other oral antiplatelet agents Growth in ticagrelor share of P2Y12 market would increase need for reversal agent Significant unmet need for antiplatelet agent reversal All oral antiplatelet agents have the potential to cause major bleeding, which can be severe or even fatal PB2452 immediately and sustainably reverses the antiplatelet effects of ticagrelor Currently oral P2Y12 agents, including ticagrelor, require a ≥5 day washout prior to surgery Urgent surgery cannot wait 5 days High thrombotic risk during washout In the Phase 1 study, PB2452 immediately and sustainably reversed ticagrelor inhibition of platelet activation Enables immediate surgery Active Major Bleeding Urgent Surgery or Intervention

PB2452: Well-Characterized Mechanism of Reversal of Ticagrelor ADP ADP Platelet ADP binds to P2Y12 receptor causing platelet aggregation Ticagrelor binds to P2Y12, inhibiting ADP-induced platelet aggregation This is a reversible process with ticagrelor cycling on/off the P2Y12 receptors PB2452:ticagrelor is eliminated from the bloodstream PB2452:ticagrelor binding is preferential to ticagrelor:P2Y12 binding As free ticagrelor is eliminated, ADP can again activate the P2Y12 receptor, restoring platelet activity PB2452 binds to free ticagrelor with very high affinity PB2452 4. 5. 6. 1. 2. 3. ADP ADP Platelet ADP Ticagrelor P2Y12 Receptor ADP

PB2452 Phase 1 Proof-of-Concept Study in Healthy Subjects Selected as late-breaking oral presentation during featured clinical research session at the 68th Annual Scientific Session of the American College of Cardiology – March 17, 2019 Simultaneously published in the New England Journal of Medicine Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print]. https://www.acc.org/latest-in-cardiology/clinical-trials/2019/03/15/21/37/ticagrelor-reversal-agent

PB2452 Phase 1 Proof-of-Concept Study in Healthy Subjects Randomized, double-blind, placebo-controlled, single ascending dose (SAD), sequential group study (n=64) 3:1 randomization, PB2452-Placebo Higher-dose cohorts pre-treated with ticagrelor After 48 hours of ticagrelor, platelet aggregation was suppressed by ~80%, as expected based on approved package insert Platelet function evaluated using three well established and commonly used assays Onset of reversal occurred within 5 minutes and was sustained for over 20 hours (P<0.001 across all timepoints, Bonferroni adjusted) Well tolerated with no drug-related serious adverse events No evidence of rebound in platelet activity after drug cessation Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print].

Platelet Function After Ticagrelor Reversal - LTA Normalization of platelet response to ADP was assessed by whether reversal of ticagrelor achieved a normal range of platelet function Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print]. Return to Normal Platelet Function: Post-PB2452 Dosing Inhibited Platelet Function: Post-Ticagrelor Dosing Normal Platelet Function: Pre-Ticagrelor Dosing Normal Platelet Function Inhibited Platelet Function LTA= light transmittance aggregometry; Adenosine Diphosphate (ADP) is the agonist Shown are data from cohorts 9 and 10 (pooled) Cohorts 9 and 10 achieved study objectives and will be the basis for dosing in the Phase 2a study in healthy older volunteers Dose-dependent response across all cohorts tested Immediate reversal within 5 minutes of start of infusion Sustained duration of reversal extended to 20+ hours Rapid resumption of ticagrelor dosing post infusion Well tolerated across all cohorts No drug-related SAEs

PB2452 Clinical Development Plan Based on FDA Accelerated Approval Pathway Regulatory Strategy based on Pre-IND discussion of Accelerated Approval Phase 2a study to confirm dosing in an older, healthy-for-age population Large Phase 2b study will develop safety database Phase 3 non-randomized trial conducted largely in parallel with Phase 2 Initial approval based on platelet aggregation biomarker SAD: healthy subjects BLA US Approval Clinical Studies BLA enabling data Phase 1 ✔ Major Bleeding and Urgent Surgery Phase 3 Ph2b: ~200 Healthy older subjects Phase 2 FDA Interim analysis for BLA submission Ph2a: healthy older subjects

Continued Long Term Unit Growth of Ticagrelor Fueled by PB2452 approval Brilinta/Brilique sales in 2018 were $1.32B and growing (+22% Y/Y) Patient growth drives Y/Y revenue growth in all regions: EU (+18%), US (+16%), Emerging Markets (+46%) In February 2019, Brilinta Phase III THEMIS1 trial met primary endpoint in patients with established coronary artery disease and type-2 diabetes Brilinta Phase III THALES2 trial in stroke expected to readout in 2020 Ticagrelor Differentiation vs. clopidogrel Efficacy ✔ ✔ ✔ Safety -- (no reversal agent) ✔ ✔ Price O (branded vs. generic) O (branded vs. generic) ✔ Now Post PB2452 Launch Post LOE of ticagrelor https://www.astrazeneca.com/media-centre/press-releases/2019/brilintas-phase-iii-themis-trial-met-primary-endpoint-in-patients-with-established-coronary-artery-disease-and-type-2-diabetes-25022019.html https://clinicaltrials.gov/ct2/show/study/NCT03354429 Copyright © 2019 PhaseBio Pharmaceuticals, Inc. All Rights Reserved

PB2452 Program Summary and Next Steps Phase 1 trial achieved clinically-important immediate and sustained reversal of ticagrelor Well tolerated and no PB2452-related SAEs Product profile: Immediate and sustained reversal of ticagrelor antiplatelet effects Major bleeding requires immediate and sustained reversal Duration of reversal dependent on infusion length Next steps for program Phase 2a study to confirm most appropriate dose and dose regimen in healthy older subjects Initiation of large Phase 2b study to support BLA safety database

Elastin-Like Polypeptide Technology (ELP) – Engine for Growth

PROLONGED CIRCULATING HALF-LIFE Repeating Sequence of Human Elastin Peptides VPGXG Peptide/Protein (VIP, GLP1, etc.) Active Moiety “Biopolymer” n UP TO 200x INCREASE IN ½ LIFE Proprietary Elastin-Like Polypeptide (ELP) Technology Growth Engine for PhaseBio Preclinical Pipeline ↑ Temperature COACERVATION DELIVERS SLOW RELEASE Inside Body Non-Soluble ELP WEEKLY OR MONTHLY DOSING Outside Body Highly Soluble ELP Pharmacokinetics Slower rate of bioavailability Ease of Administration Patient Compliance IMPROVING

ELP: A Highly Flexible Technology for Modulating Pharmacokinetics VERSATILE: MANY ACTIVE MOIETIES POSSIBLE Peptides or proteins can be genetically fused to N- or C-terminus1, or both. Chemical conjugation to small molecules or peptides LOW COST MANUFACTURING Can be produced in E.coli, yeast or mammalian cells FLEXIBLE EXPOSURE ELP engineering enables exposures ranging from weekly or monthly to rapid uptake (e.g. prandial insulin) WELL TOLERATED Multiple clinical programs with no drug-related SAEs CORE ELP TECHNOLOGY https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3622222/

PB1046 - Once Weekly Vasoactive Intestinal Peptide (VIP) Analog for Pulmonary Arterial Hypertension

High Unmet Need in an Orphan Disease Primary Pulmonary Arterial Hypertension (PAH, WHO Group 1 PH) High unmet need for novel disease-modifying PAH therapies for greater efficacy All 3 approved drug classes in PAH are vasodilators: prostacyclin, endothelin, and nitric oxide pathways Patients inevitably continue to decline and die on standard of care VIP addresses PAH vasoconstriction, progressive vascular remodeling, and right heart failure McGlaughlin et al. (2015) J. Am. Coll. Cardiol., 65:18

PB1046: Harnessing VIP to Create a Stable, Long-Acting Drug PRECLINICAL STUDIES Support Clinical Development for: Pulmonary Arterial Hypertension DMD Cardiomyopathy Heart Failure (Chemotherapy-Induced HF or HFpEF) Cystic Fibrosis MECHANISM OF ACTION VIA VPAC2 RECEPTOR Potent vasodilator Anti-inflammatory and anti-fibrotic Cardiac support through increased inotropy and lusitropy VIP as a THERAPEUTIC AGENT VPAC2 VPAC1 Half-Life ~60 Hours in Humans PB1046 VPAC2 VPAC1 VIP Peptide Half-Life ~ 1 minute in Humans

PHASE 1 Studies Completed PAH PHASE 2 Studies Well tolerated for a week over broad range of exposure; no drug-related SAEs Prolonged PK/PD profile over 1 week VIP activity confirmed (Systolic and Diastolic BP lowering) Well tolerated across dose range; no drug-related SAEs Replicated PK/PD from SAD over 4 weekly SC injections VIP activity reproduced in HFrEF patients on SOC COMPLETED COMPLETED SAD study in HTN patients washed off meds 4-week MAD study in HFrEF patients on SOC PB1046 Clinical Development Activities to Date Have Supported Advancement into a Phase 2b PAH Efficacy Study Open-Label Phase 2a CardioMEMS in PAH study: Safety and Hemodynamics Phase 2b PAH Efficacy 16-Wk Randomized, Controlled Study PHASE 2b STUDY ACTIVELY ENROLLING CardioMEMS Open-Label PAH Study N = 3 patients, dosed weekly for 8 wks, followed by extension No longer enrolling patients Realtime PA pressure and other hemodynamic monitoring Initial data show improved hemodynamics Phase 2b PAH 16 wk randomized, controlled study N = ~60 class II/III PAH patients, dosed weekly x 16 weeks Individual dose titration to MTD Efficacy endpoints PVR via RHC, 6MWD Extension study to follow COMPLETED

PB1046 Single Ascending Dose Study PK and PD Support Once-Weekly SC Administration Single subcutaneous injections in hypertensive patients washed off medications Well tolerated, week-long PK, dose-dependent VIP activity observed Supports weekly SC dosing in multi-dose studies Serum Concentration PB1046 (ng/mL) Slow Release Kinetics (Tmax 48 h) PK HALF-LIFE ~60 HOURS VIP EFFECT ON SYSTOLIC BLOOD PRESSURE Restart Background Anti-hypertensive Therapy 14 21 28

PB1046 Multiple Ascending Dose Study Multi-Dose Safety and PK/PD Confirmed in HFrEF Patients MAD in HFrEF completed 4Q2017 Weekly SC injections x 4 weeks in 29 HF patients maintained on SOC meds Well tolerated in a sick patient population on multiple vasoactive medications Prolonged PK profile replicated in heart failure patients Dose-related systolic BP reduction confirms durable VIP activity PB1046 Induced Sustained Reduction in Systolic BP p = 0.043, placebo vs PB1046 1.2 mg/kg

PB1046 Phase 2b PAH Study Actively Recruiting PAH WHO functional class II/III subjects on two drug oral SOC therapy 16 week randomized, double-blinded, controlled study with extension Primary endpoints: Pulmonary vascular resistance (PVR) via RHC, 6MWD, safety Designed to support placebo-controlled Phase 3 registrational study PhaseBio awarded NIH/NHLBI SBIR R44 grant to support PAH program $2.8M award supports CardioMEMS and Phase 2b PAH studies Open-label extension PB1046 individually titrated to Maximum Tolerated Dose Weekly SC injection x 16 weeks PB1046 Minimum Effective Dose with mock dose titration Weekly SC injection x 16 weeks